UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/15/2008

Voyager Learning Company
(Exact name of registrant as specified in its charter)

Commission File Number:  1-3246

Delaware	36-3580106
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

789 Eisenhower Parkway
P.O. Box 1346
Ann Arbor, MI 48106
(Address of principal executive offices, including zip code)

734.761.4700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On April 15, 2008 Voyager Learning Company held a conference call providing a business and financial update on its quarterly results for the fourth quarter of 2007. The script of the call is attached hereto as Exhibit 99.1.

Item 7.01.    Regulation FD Disclosure

Attached hereto as Exhibit 99.1 the script of the earnings call for Voyager Learning Company which occurred on April 15, 2008.

Item 9.01.    Financial Statements and Exhibits

99.1 Script of Voyager Learning Company's conference call held on April 15, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voyager Learning Company

Date: April 15, 2008	By:	/s/ Todd W. Buchardt
Todd W. Buchardt
Senior Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	99.1 Script of Voyager Learning Company's conference call held on April 15, 2008.